

MUNDOVAL FUND
GLOBAL VALUE INVESTING

As of June 30, 2016

INVESTMENT STRATEGY

The Mundoval Fund seeks long-term capital appreciation by investing in U.S. and international businesses.

The Fund's strategy focuses on value style investing by owning shares of companies believed to be trading at a discount to their intrinsic value.

DIFFERENTIATING FACTORS

- Portfolio Manager invested alongside clients.
- Long-term, multi-year investment horizon and low turnover of portfolio holdings.
- Consistent application of investment philosophy through market cycles.
- Conservative business valuation estimates that prioritize free cash flow generation.

Portfolio Manager
Arthur Q. Johnson, CFA
Since fund inception

Investment Advisor
Mundoval Capital Management, Inc.
7855 Ivanhoe Ave., Suite 210
La Jolla, CA 92037
(858) 454-4837
www.mundoval.com

GEOGRAPHIC DIVERSIFICATION



7.85%
39.48%
52.67%
Domestic
International
Net Cash 1

[1]Net Cash represents cash equivalents and other assets less liabilities.

INDUSTRY DIVERSIFICATION

Information Technology	22.7%
Financials	18.1%
Consumer Discretionary	11.4%
Energy	8.6%
Consumer Staples	8.5%
Telecommunications	8.4%
Healthcare	6.3%
Industrials	4.2%
Materials	2.0%
Utilities	2.0%
Net Cash[1]	7.8%

TOP 10 HOLDINGS

MasterCard, Inc.	5.26%
American International Group, Inc.	4.31%
Apple Inc.	4.15%
Teva Pharmaceutical Industries	3.82%
Diageo Plc.	3.68%
Baidu, Inc.	3.59%
Citigroup, Inc.	3.45%
Telekomunikasi Indonesia TBK	3.34%
BNP Paribas SA	3.06%
International Business Machines Corp.	2.88%

FUND FACTS

Ticker	MUNDX
CUSIP	62613P202
Inception Date	9/3/2004
Total Holdings	37
2015 Portfolio Turnover	11.27%
Net Assets (millions)	$18.42
Total Expense Ratio	1.50%

No sales loads or distribution fees.

AVERAGE ANNUAL TOTAL RETURNS [2]



Mundoval Fund
MSCI World Index
-1.78%
1.01%
-12.07%
-2.78%
2.09%
6.94%
4.52%
6.62%
3.88%
4.43%
5.13%
6.12%
Non-annualized
QTD
1 Year
3 Year
5 Year
10 Year
*Since Inception

HYPOTHETICAL GROWTH OF $10,000 SINCE INCEPTION[2,3]



$22,500
$20,000
$17,500
$15,000
$12,500
$10,000
$7,500
$5,000
$18,070
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016

[3]A hypothetical $10,000 investment in the Fund at inception on 9/3/04 would have been worth $18,069.99 on 6/30/16. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. This chart does not imply future performance.*

[2]RISKS & IMPORTANT CONSIDERATIONS

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. Current performance may be lower or higher than the performance data quoted. Indices shown are broad-based, unmanaged indices commonly used to measure performance of U.S. and world stocks. These indices do not incur expenses and are not available for investment. You may obtain performance data current to the most recent month-end by calling the transfer agent at 1-877-59-FUNDS. You should consider the investment objectives, risks, and charges and expenses of the fund carefully before investing. The prospectus contains this and other information about the fund. You may obtain a prospectus by calling 1-877-59-FUNDS. The prospectus should be read carefully before investing.

MUNDOVAL FUND
GLOBAL VALUE INVESTING

2Q16 Quarterly Commentary

Portfolio Review:

The Mundoval Fund returned -1.78% in the second quarter versus 1.01% for the MSCI World Index during the same period. Since inception date of the fund on September 3, 2014, the average annualized rate of return for the Mundoval Fund has been 5.13% versus 6.12% for the MSCI World Index.

Positive factors impacting performance for the fund during the quarter included the Energy Sector (Petrobras), Telecommunications Sector (Telekom Indonesia) and Utility Sector (Companhia Paranese de Energia). Negative factors impacting performance during the quarter included the Material Sector (CF Industries) and Consumer Discretionary Sector (Melco Crown Entertainment & Tesco Plc).

During the quarter shares of Coach, China Mobile and Ambev were sold in order to provide liquidity to purchase shares of the following companies due to their attractive business valuations relative to price: Allergan Plc, a specialty pharmaceutical company, Grupo Televisa, the largest media company in the Spanish speaking world, LVMH Moet Hennessy Louis Vitton, the luxury products company and the industrial conglomerate, United Technologies. The geographic diversification of the fund as of June 30, 2016 is 39.48% Domestic stocks, 52.67% International stocks and 7.85% cash equivalents. The fund owned shares of common stock in 36 companies as of June 30, 2016.

Manager Commentary:

Keep Calm & Carry On – The Opportunity After Brexit

Stocks around the world sold off sharply in late June after the United Kingdom voted to leave the European Union after four decades of membership. Year to date, stock markets in Europe have not fared as well as the U.S. According to Star Capital Research, an investment firm in Germany, every country in Europe except Ireland and Denmark was more attractively priced than the U.S. at the end of May, when measured as an average of 10-year, inflation adjusted earnings. In addition, according to financial data provider, MSCI, European stocks have lost an average of 0.4% annually for the past ten years in comparison to the 5.5% average annual gain for U.S. stocks. Global investment firm, Tweedy Browne, reported to their shareholders in March that U.S. and Japanese stocks have accounted for 86% of the 6.82% total return of the MSCI World Index over the last three calendar years ended March 31st. Not surprisingly, on a market weighted basis, the MSCI World Index as of March 31, 2016 had 67% of its value in U.S. and Japanese domiciled equities while European share price performance has lagged.

Despite the concerns about political and economic uncertainties that could affect growth and investment in Europe going forward, it is important to remember that investors tend to overpay for optimism and underpay for the value that pessimism creates. Typically, you pay a dear price for a cheery consensus. Bargain share prices usually correlate to bad news. As a result of this ongoing investment opportunity in Europe, during the quarter we increased our allocation to BNP Paribas, the seventh largest bank in the world; Diageo Plc, the world's largest distiller of premium spirits and Nestle, the largest food and beverage manufacturer in the world. While the media tends to predict doom and gloom during periods of uncertainty, we believe that share prices ultimately reflect the underlying value and fundamentals of the businesses they represent.

Thank you for your support and continued confidence.

Sincerely yours,
Arthur Q. Johnson, CFA
Portfolio Manager

Average Annualized Total Returns as of June 30, 2016

	2Q 2016 (Non-Annualized)	1-Year	3-Year	5-Year	7-Year	10 Year	Since Inception (9/3/04)
Mundoval Fund	-1.78%	-12.07%	2.09%	4.52%	8.32%	3.88%	5.13%
MSCI World Index	1.01%	-2.78%	6.94%	6.62%	10.26%	4.43%	6.12%

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. Current performance may be lower or higher than the performance data quoted. Indices shown are broad-based, unmanaged indices commonly used to measure performance of U.S. and world stocks. These indices do not incur expenses and are not available for investment. You may obtain performance data current to the most recent month-end by calling the transfer agent at 1-877-59-FUNDS. The Fund's total expense ratio is 1.50%. You should consider the investment objectives, risks, and charges and expenses of the fund carefully before investing. The prospectus contains this and other information about the Fund. You may obtain a prospectus by calling 1-877-59-FUNDS. The prospectus should be read carefully before investing.